UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

MONTE ROSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40522	84-3766197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 Summer Street, Suite 102

Boston, MA 02210

(Address of principal executive offices, including zip code)

(617) 949-2643

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2021, Monte Rosa Therapeutics, Inc. (the “Company”) entered into a Lease Agreement (the “Lease”) with B9 LS Harrison & Washington LLC (the “Landlord”) for office and laboratory space located at 321 Harrison Avenue, Boston, Massachusetts, (the “Premises”). Under the terms of the Lease, the Company will lease approximately 63,327 square feet at the Premises, which will serve as office and laboratory space for the Company. The term of the Lease will commence on April 1, 2022 (the “Commencement Date”), and the Company’s obligation to pay rent will begin upon the earlier of (a) eight (8) months following the Commencement Date and (b) the date which is two (2) months following the date which Company completes its tenant improvements. The initial term of the Lease is one hundred twenty-eight (128) months following the Commencement Date. The annual base rent under the Lease is $95.00 per square foot for the first year, which is subject to scheduled annual increases of 3%, plus certain costs, operating expenses and property management fees. The Company has the option to extend the Lease once for (5) five-years upon notice to the Landlord at least one (1) year prior to the end of the then-current term. The Company also has the option to sublet the Premises on the terms and conditions set forth in the Lease.

The foregoing descriptions of the terms of the Lease do not purport to be complete and each is qualified in its entirety by reference to the full text of the Lease, which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monte Rosa Therapeutics, Inc.

Date: December 15, 2021	By:	/s/ Markus Warmuth
Markus Warmuth
President and Chief Executive Officer